                     NICHOLAS FINANCIAL, INC.
                         Building C. #501B
                     2454 McMullen Booth Road
                     Clearwater, FL 33759-1340
                          (727) 726-0763

                NOTICE OF ANNUAL GENERAL MEETING

To the Members of Nicholas Financial, Inc:

NOTICE IS HEREBY GIVEN that the 2002 Annual General Meeting of the Members (the "Meeting") of Nicholas Financial, Inc. (hereinafter called the "Company") will be held at Countryside Country Club, located at 3001 Countryside Blvd., Clearwater, Florida on Wednesday August 7, 2002.


     at the hour of 9:00AM for the following purposes:

1.   to receive the Report of the Directors;

2. to receive the financial statements of the Company for its fiscal year ended March 31, 2002 and the report of the Auditors thereon;

3. to elect two directors, one to hold office until the 2005 Annual General Meeting of Members, one to hold office until the 2004 Annual General Meeting of Members and until each of their respective successors is duly elected and qualified;

4. to appoint Auditors for the ensuing year and to authorize the Directors to fix their remuneration.

5. to transact such other business as may properly come before the Meeting.

Accompanying this Notice are a Proxy Statement and Information Circular and Form of Proxy.

Members of record as of the close of business on June 27, 2002 will be entitled to attend and vote at the Meeting, or any adjournment or postponement thereof. A member entitled to attend and vote at the Meeting is entitled to appoint a proxy holder to attend and vote in his stead.

Your vote is important. If you are unable to attend the Meeting (or any adjournment or postponement thereof) in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Proxy within the time set out in the Notes.

The enclosed Form of Proxy is solicited by the Board of Directors of the Company but, as set out in the Notes accompanying the Form of Proxy, you may amend it if you so desire by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

DATED at Clearwater, Florida, July 02, 2002.

BY ORDER OF THE BOARD OF DIRECTORS

Peter L. Vosotas
President

                        NICHOLAS FINANCIAL, INC.
                         Building C. #501B
                        2454 McMullen Booth Road
                       Clearwater, FL 33759-1340
                          (727) 726-0763



                         Supplemental Mailing List
                               Return Form


Dear Shareholder:

If you wish to have your name put on the Supplemental Mailing List of Nicholas Financial, Inc. (the "Company"), such that you shall be mailed copies of the Company's interim financial statements in respect of the present fiscal year, then complete this form and return it to the Company's registrar and transfer agent, Computershare Trust Company, whose address is 510 Burrard Street, 4th Floor, Vancouver, BC Canada V6C 3B9 or at the Corporate Headquarters of the Company, 2454 McMullen Booth Road, Building C Suite 501B, Clearwater, FL 33759-1340.


Name:(Please Print)
                   --------------------------------------------
Address:
        -------------------------------------------------------

        -------------------------------------------------------

Phone Number:
             ----------------------------

Number and Class of
Voting Securities Held:
                        --------------------------------------

Signature:
          ----------------------------------------------------

                       NICHOLAS FINANCIAL, INC
                           BUILDING C #501B
                       2454 MCMULLEN BOOTH ROAD
                         CLEARWATER, FL  33759
                            (727) 726-0763


               PROXY STATEMENT AND INFORMATION CIRCULAR
                     AS AT AND DATED JULY 2, 2002

      This Proxy Statement and Information Circular accompanies the Notice of the 2002 Annual General Meeting of Members (the "Meeting") of Nicholas Financial, Inc. (hereinafter called the "Company") to be held on Wednesday, August 7, 2002, at 9:00 a.m. (Clearwater, Florida time), at the Countryside Country Club, located at 3001 Countryside Blvd., Clearwater, Florida, and is being furnished in connection with a solicitation of proxies on behalf of the Board of Directors of the Company for use at that Meeting and at any adjournment thereof.

      The Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002, together with this Proxy Statement and
Information Circular and the accompanying proxy form ("Proxy"), are first being mailed on or about July 3, 2002 to members entitled to vote at the Meeting.


                         REVOCABILITY OF PROXY

      If the accompanying Proxy is completed, signed and returned, the shares represented thereby will be voted at the Meeting. The giving of the Proxy does not affect the right to vote in person should the member be able to attend the Meeting. The member may revoke the Proxy at any time prior to the voting thereof.

     In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the member or his attorney authorized in writing, or if the member is a corporation, by a duly authorized officer or attorney thereof, and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or, as to any matter in respect of which a vote shall not already have been cast pursuant to such proxy, with the Chairman of the Meeting on the day of the Meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.


                    PERSONS MAKING THE SOLICITATION

               THE ENCLOSED PROXY IS BEING SOLICITED BY
                 THE BOARD OF DIRECTORS OF THE COMPANY
      Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. The Company may reimburse members' nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute forms of proxy. No solicitation will be made by specifically engaged employees or soliciting agents. The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company.

                      VOTING SHARES AND OWNERSHIP
                  OF MANAGEMENT AND PRINCIPAL HOLDERS

      The Company is authorized to issue 50,000,000 Common shares without par value and 5,000,000 Preference shares without par value. As of the close of business on June 27, 2002, the record date for determining members entitled to notice of and to vote at the Meeting, there were issued and outstanding 4,997,764 Common shares and no Preference shares. At a General Meeting of the Company, on a show of hands, every member present in person and entitled to vote shall have one vote, and on a poll, every member present in person or represented by proxy and entitled to vote shall have one vote for each share of which such member is the registered holder. Shares represented by proxy will only be voted on a poll.

      The following table sets forth certain information regarding the beneficial ownership of Common shares as of June 27, 2002 regarding
(i) each of the Company's directors, (ii) each of the Company's executive officers, (iii) all directors and officers as a group, and
(iv) each person known by the Company to beneficially own, directly or indirectly, more than 5% of the outstanding Common shares. Except as otherwise indicated, each of the persons listed below has sole voting and investment power over the shares beneficially owned.

            Name               Number of Shares    Percentage Owned
----------------------------------------------------------------------
Peter L. Vosotas (1)(2)           1,593,572                31.1%
Dr. Ellis P. Hyman (3)(4)           135,500                 2.7%
Stephen Bragin (5)(6)                68,472                 1.4%
Melvin S. Cutler (7)(8)             270,933                 5.4%
Alton R. Neal (9)(10)                 6,667                    *
Marvin & Ingrid Mahan (11)(12)      724,820                14.5%
Mahan Children, LLC (13)            372,464                 7.5%
Mahan Family, LLC (14)              473,820                 9.5%
Ralph T. Finkenbrink (15)(16)        92,003                 1.8%
----------------------------------------------------------------------
All directors and officers as
a group (6 persons)(17)           2,167,147                41.3%
======================================================================


(1) Mr. Vosotas' business address is 2454 McMullen Booth Road, Building C Clearwater, Florida 33759.
(2) Includes 1,371,066 shares held in family trusts over which Mr. Vosotas retains voting and investment power and 666 shares held by Mr. Vosotas' spouse. Includes 133,334 shares issuable upon the exercise of outstanding stock options which are exercisable within 60 days and does not include 16,666 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.
(3)  Dr.  Hyman's  business  address  is  2700  East Bay Drive, Largo,
     Florida 33771
(4) Includes 13,334 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 6,666 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.
(5) Mr. Bragin's business address is 17757 US Highway 19 North, Suite 26, Clearwater, Florida 33764.
(6) Includes 13,334 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 6,666 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.
(7) Mr. Cutler's business address is 306 Main Street, Worcester, Massachusetts 01608-1518.
(8) Includes 6,667 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 3,333 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.
(9) Includes 3,333 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 3,333 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.

(10) Mr. Neal's business address is 100 North Tampa Street, Suite 1800, Tampa, Florida 33602
(11) Marvin H. Mahan and Ingrid T. Mahan are husband and wife. Their address is 6268 Palma Del Mar #110E, St. Petersburg, Florida 33715.
(12) Includes 34,000 shares owned directly by Marvin H. Mahan, 13,334 shares owned directly by Ingrid T. Mahan, 473,820 shares owned by Mahan Family, LLC, and 203,666 shares owned by Grenma, Inc. Ingrid T. Mahan is the majority equity holder in Mahan Family, LLC, a New Jersey limited liability company. In addition, each of Marvin H. Mahan and Ingrid T. Mahan is one of five managers of Mahan Family, LLC, and in such capacity has a 47% voting interest with respect to any matter submitted to a vote of its managers. Ingrid T. Mahan is the sole shareholder of Grenma, Inc. a New Jersey corporation. Marvin H. Mahan is the sole director of Grenma, Inc.
(13) The principal business address of Mahan Children, LLC, a New Jersey limited liability company, is Stonehouse Road, P.O Box 407, Millington, New Jersey.
(14) The principal business address of Mahan Family, LLC, a New Jersey limited liability company , is Stonehouse Road, P.O Box 407, Millington, New Jersey. See note (10) above.
(15) Mr. Finkenbrink's business address is 2454 McMullen Booth Road, Building C Clearwater, Florida 33759.
(16) Includes 86,667 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include 13,333 shares issuable upon the exercise of outstanding stock options which are not exercisable within 60 days.
(17) Includes an aggregate 256,669 shares issuable upon the exercise of outstanding stock options exercisable within 60 days and does not include an aggregate 49,997 shares under options which are not exercisable within 60 days.

      The Board of Directors has determined that all members of record as of the close of business on June 27, 2002 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. Those members so desiring may be represented by proxy at the Meeting. The Proxy, and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Computershare Trust Company of Canada, 510 Burrard Street, Vancouver, B.C., V6C 3B9 or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1343 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.

     Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of elections appointed for the Meeting, who will also determine whether a quorum is present for the transaction of business. The Company's Articles of Incorporation provide that a quorum is present if two or more members of the Company are present in person (or represented by proxy) holding an aggregate of at least 33 1/3% of the total issued and outstanding shares of the Company as of the Record Date for the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. Shares held by nominees for beneficial owners will also be counted for purpose of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even though the nominee may not exercise discretionary voting power with respect to other matters and even though voting instructions have not been received from the
beneficial  owner  (a  "broker non-vote").   Neither  abstentions  nor
broker non-votes are counted in determining whether a proposal has been approved.

      If a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The proposal set forth herein to approve the appointment of the Company's auditors will be adopted if a majority of the total votes present, or represented, and entitled to vote at the Meeting vote in favor of such proposal.

      Members are urged to indicate their votes in the spaces provided on the Proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed Proxies will be voted FOR each proposal listed in the Notice of the Meeting which are set forth more completely herein. Returning your completed Proxy will not prevent you from voting in person at the Meeting should you be present and wish to do so.

      Advance Notice of the Meeting was published pursuant to Section 111 of the Company Act at Vancouver, B.C. on June 3, 2002.


                 PROPOSAL 1:    ELECTION OF DIRECTORS

     The  Board  of  Directors recommends the following  nominees  for election as directors and urges each shareholder to vote "FOR" the nominees. Proxies in the accompanying form will be voted at the
Meeting, unless authority to do so is withheld, in favor of the election as directors of the nominees named below.

     The Company's Board of Directors consists of five members divided into three classes, with the members of each class serving three-year terms expiring at the third Annual General Meeting of Members after their elections. One Director is to be elected at the Meeting to hold office for a term of three years expiring at the 2005 Annual General Meeting of Members, and until his successor shall have been duly elected and qualified. Another Director is to be elected at the Meeting to fill the vacancy created by the retirement of Melvin S. Cutler effective May 20, 2002. This Director is to be elected at the Meeting to hold office for a term of two years expiring at the 2004 Annual General Meeting of Members, and until his successor shall have been duly elected and qualified. In the event either of such nominees is unable to serve, the persons designated as proxies will cast votes for such other person in their discretion as a substitute nominee.
The Board of Directors has no reason to believe that the nominees named below will be unavailable, or if elected, will decline to serve. Both of the nominees are residents of the United States.

     Certain information is set forth below for the nominees for directors, as well as for each director whose term of office will continue after the Meeting.


               NOMINEE FOR DIRECTOR -TERM TO EXPIRE 2005

Name                       Age   Principal Occupation And Other
                                 Information

Stephen Bragin.............71    Mr.  Bragin  has  served  as  a
                                 director  of the Company  since
                                 February  10,  1999  and  as  a
                                 director  of the Company's  two
                                 subsidiaries,   Nicholas   Data
                                 Services,  Inc.  and   Nicholas
                                 Financial, Inc., since 1987 and
                                 1990,  respectively.   He   has
                                 served  as Regional Development
                                 Director  at the University  of
                                 South  Florida as well as other
                                 related positions for over five
                                 years.

          NOMINEE FOR DIRECTOR -TERM TO EXPIRE 2004

Name                       Age   Principal Occupation And Other
                                 Information

Ralph Finkenbrink..........40    Mr.  Finkenbrink has served  as
                                 Senior Vice President - Finance
                                 of  the Company since July 1997
                                 and served as Vice President  -
                                 Finance  of  the  Company  from
                                 1992  to  July 1997. He  joined
                                 the  Company in 1988 and served
                                 as   Controller   of   Nicholas
                                 Financial  and NDS until  1992.
                                 Prior  to  joining the Company,
                                 he  was a staff accountant  for
                                 MBI, Inc. from January 1984  to
                                 March    1985   and   Inventory
                                 Control  Manager for the  Dress
                                 Barn,  Inc. from March 1985  to
                                 December  1987. Mr. Finkenbrink
                                 received   his   Bachelor    of
                                 Science  Degree from Mount  St.
                                 Mary's      University       in
                                 Emmitsburg, Maryland.


          DIRECTOR CONTINUING IN OFFICE -TERM TO EXPIRE 2004

Name                       Age   Principal Occupation And Other
                                 Information

Peter L. Vosotas...........60    Mr. Vosotas founded the Company
                                 in   1985  and  has  served  as
                                 Chairman  of  the Board,  Chief
                                 Executive Officer and President
                                 of  the Company and each of its
                                 subsidiaries  since  inception.
                                 Prior  to founding the Company,
                                 Mr.  Vosotas held a variety  of
                                 Sales  and  Marketing positions
                                 with  Ford  Motor Company,  GTE
                                 and  AT&T Paradyne Corporation.
                                 Mr. Vosotas attended the United
                                 States Naval Academy and earned
                                 a Bachelor of Science Degree In
                                 Electrical Engineering from The
                                 University of New Hampshire.

         DIRECTORS CONTINUING IN OFFICE -TERMS TO EXPIRE 2003

Name                       Age   Principal Occupation And Other
                                 Information

Alton R. Neal..............55    Mr.   Neal  has  served  as   a
                                 director  of the Company  since
                                 May  17,  2000. He has been  in
                                 the  private  practice  of  law
                                 since  1975  and  has  been   a
                                 partner  with the firm Johnson,
                                 Blakely, Pope, Bokor, Ruppel  &
                                 Burns,  Tampa,  Florida   since
                                 1999. From 1994 until 1999,  he
                                 was  a  partner in the firm  of
                                 Forlizzo & Neal.

Dr. Ellis P. Hyman,........64    Dr.  Hyman  has  served  as   a
D.D.S., P.A                      director  of the Company  since
                                 February  10,  1999  and  as  a
                                 director  of the Company's  two
                                 subsidiaries, NDS and  Nicholas
                                 Financial since 1987  and  1990
                                 respectively.  Dr.  Hyman   has
                                 been in private dental practice
                                 for many years.



                PROPOSAL 2:    APPOINTMENT OF AUDITORS

     The Board of Directors and Audit Committee recommend the approval of the appointment of Ernst & Young LLP as Auditors of the Company for the fiscal year ending March 31, 2003, and urge each member to vote "FOR" such proposal. Executed and unmarked proxies in the accompanying form will be voted at the Meeting in favor of such proposal.

       The Board of Directors and Audit Committee propose the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending March 31, 2003. Ernst & Young LLP have been the Company's auditors since 1994. One or more representatives of Ernst & Young are expected to be present at the Meeting. Such representatives will be available to respond to appropriate questions and may make a statement if they so desire.

      The fees charged by Ernst & Young LLP for professional services rendered in connection with all audit and non-audit related matters for the fiscal year ended March 31, 2002 were as follows:

       Audit Fees                                 $53,000

       Financial Information Systems
       Design and Implementation Fees                None

       All Other Fees                             $21,000


     The Audit Committee of the Board of Directors has determined that the services provided by Ernst & Young LLP which were not directly related to the most recent audit are compatible with maintaining the principal accountant's independence.

                          BOARD OF DIRECTORS


Directors Compensation

      Directors who are not executive officers of the Company each receive an annual retainer of $2,000 plus $500 per Board of Directors meeting or committee meeting attended. Directors who are executive officers of the Company receive no additional compensation for service as a member of either the Board of Directors or any committee of the Board. Directors are entitled to option grants under the Non-Employee Director Stock Option Plan. Each Non-Employee Director shall be granted an option to purchase 10,000 shares at the time of their election to the Board of Directors. Each Director will also be entitled to receive an option to purchase 10,000 shares on the day following his or her reelection to the Board at the Annual Meeting of Shareholders. The exercise price of such options will be equal to 110% of the Fair Market Value of the shares on the date of grant of such options.

Committees of the Board of Directors and Meeting Attendance

      The Board of Directors has established an Audit Committee and a Compensation Committee. (The Board does not have a nominating committee.) The Audit Committee is presently comprised of Messrs. Neal (Chair) and Hyman, each of whom is "independent" (as defined under the applicable NASD listing standards).The Audit Committee is primarily responsible for overseeing the Company's financial reporting process on behalf of the Board and reporting the results of their activities to the full Board. The Audit Committee reviews the independence, qualifications and activities of the Company's independent certified public accountants and the Company's financial policies, control procedures and accounting staff. The Audit Committee recommends to the Board the appointment of the independent certified public accountants and reviews and approves the Company's financial statements. The Audit Committee is also responsible for reviewing any transactions between the Company and any officer or director of the Company or any entity in which any officer or director has a material interest. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A hereto.

      The Compensation Committee is presently comprised of Messrs. Cutler (Chair) and Bragin, and is responsible for establishing the compensation of the Company's senior management, including salaries, bonuses, termination arrangements and other benefits. The sole member of the compensation committee is currently Mr. Bragin. Mr. Cutler served as Chairperson of the Compensation Committee until his retirement  from the Board of Directors of the Company  effective  May
20, 2002. The vacancy on the Compensation Committee created by Mr. Cutler's resignation is expected to be filled by the Board of Directors at its next regularly scheduled meeting.

      During the fiscal year ended March 31, 2002, the Board of Directors held four meetings, the Audit Committee held two meetings and the Compensation Committee held two meetings. All Directors attended all meetings of the Board of Directors and all committees on which they served during the fiscal year ended March 31, 2002.

Report of the Audit Committee

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditor's independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors independence.

     The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held two meetings during fiscal year 2002.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors for the fiscal year ending March 31, 2003.

     The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report by reference therein.

Alton Neal, Audit Committee Chair
Ellis Hyman, Audit Committee Member

                  EXECUTIVE OFFICERS AND COMPENSATION

            (Form 41, B.C. Securities Act and Regulations)

     The  Company  has two (2) executive officers, Peter  L.  Vosotas,
Chairman of the Board, Chief Executive Officer and President, and Ralph T. Finkenbrink, Sr. Vice-President-Finance. For additional information regarding, Messrs. Vosotas and Finkenbrink, see "Proposal 1: Election of Directors" above. For the fiscal year ended March 31, 2002, total cash compensation of US $532,428 was paid to the Company's executive officers. Except pursuant to option grants as described below, there are no plans in effect pursuant to which cash or non-cash compensation was paid or distributed to the executive officers during the most recently completed financial year or is proposed to be paid or distributed in a subsequent year.


     The  following  table  sets forth certain information  concerning compensation  paid  to  or earned by each of the  Company's  executive officers for the fiscal years ended March 31, 2002, 2001 and 2000:
------------------------------------------------------------------------------
                      Summary Compensation Table

                  Fiscal                             Long-Term
   Name &          Year     Annual Compensation     Compensation
  Principal       Ended                             Shares under   All Other
  Position       March 31  Salary   Bonus   Other      Option     Compensation
------------------------------------------------------------------------------
PETER L. VOSOTAS   2002   $144,000  $244,988  Nil    150,000      $8,788
Chairman of the
Board, Chief       2001   $144,000  $212,243  Nil    150,000      $9,378
Executive Officer
& President                                          100,000
                   2000   $122,000  $117,595  Nil    666,666(1)   $8,200


RALPH T.
FINKENBRINK        2002    $91,667   $51,776  Nil    100,000      $7,013
Sr. Vice President
of Finance         2001    $75,000   $60,000  Nil    100,000      $7,289

                   2000    $75,000   $40,000  Nil    100,000      $6,174



(1) Represents a bonus warrant exercisable at US $2.64/share until September 3, 2000 issued to Mr. Vosotas for guaranteeing the Company's indebtedness to Bank of America under a line of credit. On September 3, 2000 the warrant expired unexercised.

     Note: All of the above compensation amounts are expressed in U.S. dollars and for the fiscal year ended March 31, 2002 each executive officer's salary exceeded $100,000 Cdn.


     The following table sets forth information with respect to grants of stock options during the fiscal year ended March 31, 2002 to the executive officers of the Company:

----------------------------------------------------------------------------
                   Option Grants During Fiscal 2002
----------------------------------------------------------------------------

                                                     Market
                             % of                   Value of
                             Total                 Securities
                            Options                Underlying
                          Granted to               Options on
 Name of                   Employees   Exercise     Date of
Executive         Option   in Fiscal    Price        Grant       Expiration
 Officer         Granted     2002     ($/Share)    ($/Share)       Date
----------------------------------------------------------------------------

Peter L. Vosotas  Nil        -          -            -              -

Ralph T.
Finkenbrink       Nil        -          -            -              -



The following table sets forth information with respect to aggregate stock option exercises during the fiscal year ended March 31, 2002 by the executive officers of the Company and the fiscal year end value of unexercised options held by such executive officers.


------------------------------------------------------------------------
              Aggregated Option Exercises in Fiscal 2002
                   and Fiscal Year-End Option Values
------------------------------------------------------------------------

                                                          Value of
                                         Number of      Unexercised
                                         Unexercised    in-the-Money
                                         Options at      Options at
                                         Fiscal Year       Fiscal
                Number Of                  End           Year End(2)
 Name of          Shares    Aggregate
Executive      Acquired on   Value      Exercisable/    Exercisable/
  Officer       Exercise    Realized(1) Unexercisable  Unexercisable
------------------------------------------------------------------------
Peter L. Vosotas   Nil         Nil      133,333/16,667   $350,667/$35,334

Ralph T.
Finkenbrink        Nil         Nil       86,667/13,333   $224,534/$28,266


(1) The aggregate value realized as shown above is calculated by the difference between the exercise price and the market price at the time of exercise, and does not necessarily mean the shares were sold.

(2) Potential value of the exercisable/unexercisable in the money options calculated by multiplying the number of shares that may be acquired upon the exercise of options by the difference between the closing price per share on March 31, 2002 and the exercise price per share.

Employment Agreements

      Effective March 16, 2001, the Company entered into an employment agreement with Peter L. Vosotas, Chairman of the Board, President and Chief Executive Officer. The agreement provides for a minimum base salary of $144,000 and annual performance bonuses as determined by the Company's Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Vosotas at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. Mr. Vosotas's employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Vosotas's agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Vosotas will not, directly or indirectly, compete with the Company by engaging in certain proscribed activities.

      Effective November 22, 1999, the Company entered into an employment agreement with Ralph T. Finkenbrink, Senior Vice-President of Finance. The agreement provides for a minimum base salary of $75,000 and annual performance bonuses as determined by the Company's Board of Directors. The initial term of this agreement was for a period of one year, however, the agreement automatically renews for successive two-year terms unless the Company provides to Mr. Finkenbrink at least sixty days prior to the expiration of any term, written notification that it intends not to renew this agreement. Mr. Finkenbrink's employment agreement provides that, if he is terminated by the Company without cause, he shall be entitled to severance equal to the sum of two times his annual base salary in effect at the time of such termination and his average annual bonus and other compensation for the two full calendar years immediately preceding such termination. Mr. Finkenbrink's agreement further provides that, during the term of the agreement and for a period of two years thereafter, Mr. Finkenbrink will not, directly or indirectly, compete with the Company by engaging in certain proscribed activities.


        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and more than 10% shareholders to file reports of their beneficial ownership of the Company's Common shares with the Commission and furnish copies of such reports to the Company. During the fiscal year ended March 31, 2002, the executive officers and directors of the Company filed with the Commission on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them, except that Mr. Vosotas filed six reports late covering an aggregate of 10 transactions. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the Commission in providing this information.


           INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

      No Director or executive officer of the Company, no proposed nominee for election as a Director of the Company, and no associate or affiliate of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last completed financial year.

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 3, 1994, Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, was granted a warrant to purchase 333,333 Common shares at a price of US $5.28 per share. This bonus warrant was granted in exchange for Mr. Vosotas' guarantee of the Company's indebtedness to BankAmerica under its line of credit facility. On September 3, 2000 the warrant expired unexercised.

     In April 1996, Dr. Ellis Hyman, currently a Director of the Company, agreed to subordinate $200,000 of debt at 12% interest with semi-annual interest payments only. The entire principal balance plus accrual interest was due on April 20, 2000. Dr. Hyman had the option of converting the note into Common shares of the Company at a price of $5.00 per share. On April 20, 2000 the Company elected, pursuant to the terms of the above note, to repay the entire principal balance plus all accrued interest.

     On August 9, 2001 the Company issued 111,111 shares of its Common Stock to the Mahan Family Trust (the "Family Trust") pursuant to the Family Trust's exercise of its conversion right under a Convertible Promissory Note, dated November 30, 1992 (the "Family Trust Note"), issued by the Company in favor of the Family Trust. The aggregate principal amount of the Family Trust Note was $500,000 and the maturity date was November 30, 2001, subject to certain prepayment rights granted to the Company thereunder. Pursuant to such rights, the Company gave notice on July 10, 2001 that it intended to prepay the Family Trust Note in full. Under the terms of the Family Trust Note, this notification entitled the Family Trust to convert the note into shares of Common Stock, at a conversion price of $4.50 per share. As result of such conversion, the Family Trust Note was cancelled. The issuance of shares of the Company's Common Stock pursuant to this transaction is claimed to be exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The above transaction, if adjusted for the Company's two-for-one stock-split, would have resulted in the issuance of 222,222 shares of Common stock at a conversion price of $2.25 per share.


        INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director or executive officer of the Company, no nominee for election as a director of the Company, no person who has been a director or executive officer of the Company since the commencement of the Company's last completed fiscal year and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership or securities or otherwise, in any matter to be acted upon at the Meeting.

                           MEMBER PROPOSALS

      The deadline for submission of member proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in the Company's proxy statement for its 2003
Annual  General Meeting of Members is March 7, 2003.   After  May  20,
2003, notice to the Company of a member proposal submitted other than pursuant to Rule 14a-8 is considered untimely, and the persons named in proxies solicited by the Board of Directors of the Company for the 2003 Annual General Meeting may exercise discretionary voting power with respect to any such proposal.

                             OTHER MATTERS

MANAGEMENT KNOWS OF NO OTHER MATTERS TO COME BEFORE THE MEETING OTHER THAN THOSE REFERRED TO IN THE NOTICE OF MEETING. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL, ON A POLL, BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE SHARES REPRESENTED BY THE PROXY.


BY ORDER OF THE BOARD OF DIRECTORS

Peter L. Vosotas
Chairman of the Board,
Chief Executive Officer and President

Appendix A

                    Nicholas Financial, Inc.
                     Audit Committee Charter
               (Originally Adopted June 15, 2000)


Organization

     This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least two directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company.


Statement of Policy

     The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.


Responsibilities and Processes

     The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are
responsible   for   auditing  those  financial  statements.   The
committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

      The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

  1. The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

  2. The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

  3. The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form l0-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

  4. The committee shall review with management and the independent auditorsthe financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                    NICHOLAS FINANCIAL, INC.
                        Building C #501B
                    2454 McMullen Booth Road
                   Clearwater, FL  33759-1340
                         (727) 726-0763

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
            NICHOLAS FINANCIAL, INC. (the "Company")

          PROXY FOR THE 2002 ANNUAL GENERAL MEETING OF
        MEMBERS TO BE HELD ON WEDNESDAY, AUGUST 7, 2002.

The undersigned member of Nicholas Financial, Inc. (the "Company") hereby appoints Peter L. Vosotas, Chairman of the Board, Chief Executive Officer and President of the Company, or failing him, Ralph T. Finkenbrink, Vice-President-Finance of the
Company,   or                                             ,    as
nominee of the undersigned, to attend and act for and on behalf of the undersigned at the 2002 Annual General Meeting of Members of the Company to be held on August 7, 2002 and at any adjournment thereof and, on a poll, the shares represented by this proxy are specifically directed to be voted or to be withheld from voting as indicated below:



1.  a. To elect as directors all the persons named in 1.(b) below:

     In favour:          Against:             Withhold Vote:
               ---------         -------                    ------
     OR

    b. To elect as a director:


       Stephen Bragin         In favour:      Withhold Vote:
       (to serve until 2005)            -----               ------

       Ralph T. Finkenbrink   In favour:      Withhold Vote:
       (to serve until 2004)            -----               ------


2. To appoint Ernst & Young LLP, as Auditors of the Company for the fiscal year ending March 31, 2002:

     In favour:       Against:          Withhold vote:
               ------          ------                  ------

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY BALLOT THAT MAY BE CALLED FOR IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND, IF A CHOICE IS SPECIFIED WITH RESPECT TO ANY MATTER TO BE ACTED UPON, THE SHARES SHALL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. WHERE NO CHOICE IS OR WHERE BOTH CHOICES ARE SPECIFIED IN RESPECT OF ANY MATTER TO BE ACTED UPON, THE SHARES REPRESENTED HEREBY SHALL, ON ANY BALLOT THAT MAY BE CALLED FOR, BE VOTED FOR THE ADOPTION OF ALL SUCH MATTERS. THIS PROXY CONFERS UPON EACH PERSON NAMED HEREIN AS A NOMINEE DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE AND OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of the 2002 Annual General Meeting of Members and the accompanying Proxy
Statement and Information Circular dated July 03, 2002.

If this Form of Proxy is not dated by the member in the space below, it is deemed to bear the date on which it is mailed by the Company to the member.

The undersigned hereby revokes any proxy previously given in respect of the Meeting.

DATED this          day of                             , 2002.
           --------       -----------------------------

                                 Number of Shares Held:


--------------------------------        -------------------------
Name (Please Print)


--------------------------------
Address

--------------------------------

--------------------------------
Signature

                     NOTES TO FORM OF PROXY


1. IF THE MEMBER DOES NOT WISH TO APPOINT ANY OF THE PERSONS NAMED IN THIS FORM OF PROXY, HE SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE THE NAME OF THE PERSON HE WISHES TO ACT AS HIS PROXY. SUCH PERSON NEED NOT BE A MEMBER OF THE COMPANY.

2. This Form of Proxy must be signed by the member or his attorney authorized in writing or, if the member is a corporation, under the hand of a duly authorized officer or attorney of the corporation.

3. This Form of Proxy, and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy thereof, must be deposited either at the office of the Registrar and Transfer Agent of the Company, Computershare Trust Company of Canada, at 510 Burrard Street, Vancouver, B.C., V6C 3B9, or at the Head Office of the Company at Building C #501B, 2454 McMullen Booth Road, Clearwater, FL 33759-1340 not less than 48 hours, Saturdays and holidays excepted, prior to the time of the holding of the Meeting or any adjournment thereof.